JNL Series Trust 485BPOS

Exhibit 99.28(h)(1)(v)

Amendment to

Amended and Restated Administration Agreement

Between JNL Series Trust and

Jackson National Asset Management, LLC

This Amendment is made by and between JNL Series Trust, a Massachusetts business trust (the “Trust”), and Jackson National Asset Management, LLC, a Michigan limited liability company (the “Administrator”).

Whereas, the Trust and the Administrator (the “Parties”) entered into an Amended and Restated Administration Agreement effective as of the 13th day of September, 2021, as amended (the “Agreement”), whereby the Administrator agreed to provide certain administrative services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved (i) three new Funds of the Trust (each, a “New Fund” and collectively, the “New Funds”); (ii) a merger for one Fund of the Trust into another Fund of the Trust (the “Merged Fund”); and (iii) fund name changes for thirteen Funds of the Trust (the “Fund Name Changes”), as outlined below, effective October 21, 2024:

New Funds

1)	JNL/American Funds® Moderate Allocation Fund;
2)	JNL/JPMorgan Nasdaq® Hedged Equity Fund; and
3)	JNL/T. Rowe Price Capital Appreciation Equity Fund.

Merged Fund

1)	JNL/Baillie Gifford U.S. Equity Growth Fund.

Fund Name Changes

1)	JNL iShares Tactical Moderate Fund change to JNL Moderate ETF Allocation Fund;
2)	JNL iShares Tactical Moderate Growth Fund change to JNL Moderate Growth ETF Allocation Fund;
3)	JNL iShares Tactical Growth Fund change to JNL Growth ETF Allocation Fund;
4)	JNL/Goldman Sachs Managed Aggressive Growth Fund change to JNL/JPMorgan Managed Aggressive Growth Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
5)	JNL/Goldman Sachs Managed Growth Fund change to JNL/JPMorgan Managed Growth Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
6)	JNL/Goldman Sachs Managed Moderate Growth Fund change to JNL/JPMorgan Managed Moderate Growth Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
7)	JNL/Goldman Sachs Managed Moderate Fund change to JNL/JPMorgan Managed Moderate Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
8)	JNL/Goldman Sachs Managed Conservative Fund change to JNL/JPMorgan Managed Conservative Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
9)	JNL/Heitman U.S. Focused Real Estate Fund change to JNL/Cohen & Steers U.S. Realty Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
10)	JNL/Lazard International Strategic Equity Fund change to JNL/Lazard International Quality Growth Fund (in connection with an investment strategy/non-fundamental operating policy change, as approved by the Board);
11)	JNL/PPM America Floating Rate Income Fund change to JNL Multi-Manager Floating Rate Income Fund;
12)	JNL/T. Rowe Price Established Growth Fund change to JNL/T. Rowe Price Growth Stock Fund; and
13)	JNL/WMC Government Money Market Fund change to JNL/Dreyfus Government Money Market Fund (in connection with an investment sub-adviser replacement, as approved by the Board).

Whereas, pursuant to Board approval of the changes, as outlined above, the Parties have agreed to amend Schedule A and Schedule B of the Agreement to add each New Fund and each New Fund’s respective administration fees, to remove the Merged Fund and the Merged Fund’s administration fees, and to update the names of certain Funds pursuant to the Fund Name Changes, effective October 21, 2024.

Information Classification: Limited Access

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced, in its entirety, with Schedule A dated October 21, 2024, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced, in its entirety, with Schedule B dated October 21, 2024, attached hereto.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Administrator and the Trust have caused this Amendment to be executed, effective October 21, 2024.

JNL Series Trust		Jackson National Asset Management, LLC

By:	/s/ Kristen K. Leeman	By:	/s/ Emily J. Bennett
Name:	Kristen K. Leeman	Name:	Emily J. Bennett
Title:	Assistant Secretary	Title:	VP and Deputy General Counsel

Information Classification: Limited Access

Schedule A

Dated October 21 2024

(List of Funds)

Funds

JNL/American Funds® Balanced Fund
JNL/American Funds® Bond Fund of America Fund
JNL/American Funds® Capital Income Builder Fund
JNL/American Funds® Capital World Bond Fund
JNL/American Funds® Global Growth Fund
JNL/American Funds® Global Small Capitalization Fund
JNL/American Funds® Growth Fund
JNL/American Funds® Growth-Income Fund
JNL/American Funds® International Fund
JNL/American Funds® New World Fund
JNL/American Funds® Washington Mutual Investors Fund
JNL Aggressive Growth Allocation Fund
JNL Conservative Allocation Fund
JNL Growth Allocation Fund
JNL Growth ETF Allocation Fund
JNL Moderate Allocation Fund
JNL Moderate ETF Allocation Fund
JNL Moderate Growth Allocation Fund
JNL Moderate Growth ETF Allocation Fund
JNL Multi-Manager Alternative Fund
JNL Multi-Manager Emerging Markets Equity Fund
JNL Multi-Manager Floating Rate Income Fund
JNL Multi-Manager International Small Cap Fund
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL Multi-Manager U.S. Select Equity Fund
JNL/AB Sustainable Global Thematic Fund
JNL/American Funds® Growth Allocation Fund
JNL/American Funds® Moderate Allocation Fund
JNL/American Funds® Moderate Growth Allocation Fund
JNL/AQR Large Cap Defensive Style Fund
JNL/Baillie Gifford International Growth Fund
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Global Natural Resources Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/Causeway International Value Select Fund
JNL/ClearBridge Large Cap Growth Fund
JNL/Cohen & Steers U.S. Realty Fund
JNL/DFA International Core Equity Fund
JNL/DFA U.S. Core Equity Fund

Information Classification: Limited Access
A-1

Funds

JNL/DFA U.S. Small Cap Fund
JNL/DoubleLine® Core Fixed Income Fund
JNL/DoubleLine® Emerging Markets Fixed Income Fund
JNL/DoubleLine® Shiller Enhanced CAPE® Fund
JNL/DoubleLine® Total Return Fund
JNL/Dreyfus Government Money Market Fund
JNL/Fidelity Institutional Asset Management® Total Bond Fund
JNL/First Sentier Global Infrastructure Fund
JNL/Franklin Templeton Income Fund
JNL/Goldman Sachs 4 Fund
JNL/GQG Emerging Markets Equity Fund
JNL/Harris Oakmark Global Equity Fund
JNL/Invesco Diversified Dividend Fund
JNL/Invesco Global Growth Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan Global Allocation Fund
JNL/JPMorgan Hedged Equity Fund
JNL/JPMorgan Managed Aggressive Growth Fund
JNL/JPMorgan Managed Conservative Fund
JNL/JPMorgan Managed Growth Fund
JNL/JPMorgan Managed Moderate Fund
JNL/JPMorgan Managed Moderate Growth Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan Nasdaq® Hedged Equity Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/JPMorgan U.S. Value Fund
JNL/Lazard International Quality Growth Fund
JNL/Loomis Sayles Global Growth Fund
JNL/Lord Abbett Short Duration Income Fund
JNL/Mellon Bond Index Fund
JNL/Mellon Communication Services Sector Fund
JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon DowSM Index Fund
JNL/Mellon Emerging Markets Index Fund
JNL/Mellon Energy Sector Fund
JNL/Mellon Financial Sector Fund
JNL/Mellon Healthcare Sector Fund
JNL/Mellon Industrials Sector Fund
JNL/Mellon Information Technology Sector Fund
JNL/Mellon International Index Fund
JNL/Mellon Materials Sector Fund
JNL/Mellon Nasdaq® 100 Index Fund
JNL/Mellon Real Estate Sector Fund

Information Classification: Limited Access
A-2

Funds

JNL/Mellon S&P 400 MidCap Index Fund
JNL/Mellon S&P 500 Index Fund
JNL S&P 500 Index Fund
JNL/Mellon Small Cap Index Fund
JNL/Mellon U.S. Stock Market Index Fund
JNL/Mellon Utilities Sector Fund
JNL/Mellon World Index Fund
JNL/Morningstar PitchBook Listed Private Equity Index Fund
JNL/Morningstar SMID Moat Focus Index Fund
JNL/Morningstar U.S. Sustainability Index Fund
JNL/Morningstar Wide Moat Index Fund
JNL/MFS Mid Cap Value Fund
JNL/Neuberger Berman Commodity Strategy Fund
JNL/Neuberger Berman Gold Plus Strategy Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/Newton Equity Income Fund
JNL/PIMCO Income Fund
JNL/PIMCO Investment Grade Credit Bond Fund
JNL/PIMCO Real Return Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Investment Grade Credit Fund
JNL/PPM America Total Return Fund
JNL/RAFI® Fundamental U.S. Small Cap Fund
JNL/RAFI® Multi-Factor U.S. Equity Fund
JNL/T. Rowe Price Balanced Fund
JNL/T. Rowe Price Capital Appreciation Equity Fund
JNL/T. Rowe Price Capital Appreciation Fund
JNL/T. Rowe Price Growth Stock Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price U.S. High Yield Fund
JNL/T. Rowe Price Value Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL/WCM China Quality Growth Fund
JNL/WCM Focused International Equity Fund
JNL/Westchester Capital Event Driven Fund
JNL/Western Asset Global Multi-Sector Bond Fund
JNL/William Blair International Leaders Fund
JNL/WMC Balanced Fund
JNL/WMC Equity Income Fund
JNL/WMC Global Real Estate Fund
JNL/WMC Value Fund

Information Classification: Limited Access
A-3

Schedule B

Dated October 21, 2024

Class A Shares and Class I Shares

Funds	Assets	Fee
JNL/American Funds® Balanced Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Bond Fund of America Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Capital Income Builder Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Capital Word Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Global Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Global Small Capitalization Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Growth-Income Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® International Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® New World Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Washington Mutual Investors Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL Aggressive Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Conservative Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Growth ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Moderate Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Moderate ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Moderate Growth ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager Alternative Fund	$0 to $3 billion Assets over $3 billion	.20% .18%
JNL Multi-Manager Emerging Markets Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

Information Classification: Limited Access
B-1

Funds	Assets	Fee
JNL Multi-Manager Floating Rate Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager International Small Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager Mid Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL Multi-Manager Small Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL Multi-Manager U.S. Select Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/AB Sustainable Global Thematic Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds® Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds® Moderate Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds® Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/AQR Large Cap Defensive Style Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Baillie Gifford International Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Global Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Global Natural Resources Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Causeway International Value Select Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/ClearBridge Large Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Cohen & Steers U.S. Realty Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA International Core Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA U.S. Core Equity Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/DFA U.S. Small Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DoubleLine® Core Fixed Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

Information Classification: Limited Access
B-2

Funds	Assets	Fee
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DoubleLine® Total Return Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/Dreyfus Government Money Market Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Fidelity Institutional Asset Management® Total Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/First Sentier Global Infrastructure Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Goldman Sachs 4 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/GQG Emerging Markets Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Harris Oakmark Global Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Diversified Dividend Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Global Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan Global Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/JPMorgan Hedged Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/JPMorgan Managed Aggressive Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/JPMorgan Managed Conservative Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/JPMorgan Managed Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/JPMorgan Managed Moderate Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/JPMorgan Managed Moderate Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/JPMorgan MidCap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan Nasdaq® Hedged Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan U.S. Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

Information Classification: Limited Access
B-3

Funds	Assets	Fee
JNL/Lazard International Quality Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Loomis Sayles Global Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Lord Abbett Short Duration Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Bond Index Fund	$0 to $3 billion[1] Assets over $3 billion[1]	.10%[1] .09%[1]
JNL/Mellon Communication Services Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Consumer Discretionary Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Consumer Staples Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon DowSM Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Emerging Markets Index Fund	$0 to $3 billion[1] Assets over $3 billion[1]	.15%[1] .13%[1]
JNL/Mellon Energy Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Financial Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Healthcare Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Industrials Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Information Technology Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon International Index Fund	$0 to $3 billion[1] Assets over $3 billion[1]	.15%[1] .13%[1]
JNL/Mellon Materials Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Nasdaq® 100 Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Real Estate Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon S&P 400 MidCap Index Fund	$0 to $3 billion[1] Assets over $3 billion[1]	.10%[1] .09%[1]
JNL/Mellon S&P 500 Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL S&P 500 Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Small Cap Index Fund	$0 to $3 billion[1] Assets over $3 billion[1]	.10%[1] .09%[1]
JNL/Mellon U.S. Stock Market Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

Information Classification: Limited Access
B-4

Funds	Assets	Fee
JNL/Mellon Utilities Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon World Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Morningstar PitchBook Listed Private Equity Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Morningstar SMID Moat Focus Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Morningstar U.S. Sustainability Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Morningstar Wide Moat Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/MFS Mid Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Neuberger Berman Commodity Strategy Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Neuberger Berman Gold Plus Strategy Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Neuberger Berman Strategic Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Newton Equity Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PIMCO Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PIMCO Investment Grade Credit Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/PIMCO Real Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America High Yield Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Investment Grade Credit Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PPM America Total Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/RAFI® Fundamental U.S. Small Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/RAFI® Multi-Factor U.S. Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Balanced Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Capital Appreciation Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Capital Appreciation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Growth Stock Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

Information Classification: Limited Access
B-5

Funds	Assets	Fee
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price U.S. High Yield Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Vanguard Growth ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Moderate ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/WCM China Quality Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/WCM Focused International Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Westchester Capital Event Driven Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/Western Asset Global Multi-Sector Bond Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/William Blair International Leaders Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/WMC Balanced Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/WMC Equity Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/WMC Global Real Estate Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/WMC Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

1 The fee for these funds is based on total net assets of the associated master fund.

Information Classification: Limited Access
B-6